UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  October  6,  2004
                                                         -----------------

                         ALPHA WIRELESS BROADBAND, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                   0-20259          33-0845463
          ------                   -------          ----------
(State or other jurisdiction     (Commission      (IRS Employer
      of incorporation)          File Number)   Identification No.)

       10120 South Eastern Avenue, Suite 200, Henderson, Nevada      89052
       --------------------------------------------------------      -----
             (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code     775-588-2387
                                                              ------------

                                      None
                                      ----
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant's  Business  and  Operations
-------------------------------------------------

Item  1.01  Entry  into  a  Material  Definitive  Agreement.

Beginning on or about July 1, 2004, Skyy-Fi, Inc. ("SKYY-FI"), a wholly owned subsidiary of the Registrant, Alpha Wireless Broadband, Inc. ("AWBI") has entered into a series of Wi-Fi hotspot location agreements with the following vendors:


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Ramada  Limited  Maingate North (Anaheim), Postal Max (Placentia), Astoria Inn &
Suites (Anaheim), Canyon Auto Wash (Anaheim), Town & Country Car Wash (Orange), Santa Fe Caf (Fullerton), Foothill Ranch (Foothill Ranch), Limelight Java (Foothill Ranch), Black Coffee (Fullerton), Boba Joe's (Anaheim Hills), Imperial Express (Fresno), Yale's Compass Pizza (Clovis), Allee BBQ (Fresno), PCH Subs, Inc. (Clovis), Togo's/Baskin Robbins (Clovis), Giovanni's (Clovis), Texas Honey Ham (Clovis), John's New England Pizza (Fresno), Java Joe's (Yorba Linda),
Sierra Nut House (Fresno), Train Depot (San Juan Capistrano), City Caf (Fresno), Master Copy (Fresno), Dragon Palace (Fresno), and Caf Fulton (Fresno).

The agreements provide for installation of the SKYY-FI wireless broadband Internet access products and use of the SKYY-FI wireless broadband Internet Access System at each location owned or controlled by the Location Owner that is authorized for each such installation and use by SKYY-FI.

A form of the Location Provider Agreement is filed herewith as Exhibit 10.0 and the description of the transactions contained herein is qualified in its entirety by reference to such exhibit.

Section  9  -  Financial  Statements  and  Exhibits
---------------------------------------------------

Item  9.01  Financial  Statements  and  Exhibits.
(a)     Financial  Statements.  None.
(b)     ProForma  Financial  Information.  None.
(c)     Exhibits.

Exhibit  No.     Description  of  Exhibit
-----------      ------------------------
10.0             Form  of  Location  Provider  Agreement


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha  Wireless  Broadband,  Inc.
---------------------------------
(Registrant)

October  6,  2004
-----------------
Date

/s/  Albert  R.  Reda
---------------------
Albert  R.  Reda,  President
----------------------------
(Signature)


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